                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2005

                           Vermont Pure Holdings, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-31797                 03-0366218
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

                  45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (802) 860-1126


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 29, 2005, we received a letter from our CEO, Timothy Fallon, advising us that Mr. Fallon will resign from his position as CEO and conclude his employment with us effective November 1, 2005. Mr. Fallon will continue on the Board of Directors until December 31, 2005.

        We expect that at the next regularly scheduled Board meeting on September 22-23, the Board will take up the matter of replacing Mr. Fallon as CEO. We also expect that Peter Baker, the company's President, will be named Interim CEO at that time, effective upon Mr. Fallon's departure. We will have a further announcement following that Board meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Vermont Pure Holdings, Ltd.

                           By: /s/ Bruce S. MacDonald
                               ----------------------
                               Bruce S. MacDonald
                               Chief Financial Officer


Date: September 2, 2005